EXHIBIT 10.4

Execution Copy

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is entered into on May 29, 2012, by and between ENGLOBAL CORPORATION, a corporation organized under the laws of the State of Nevada (“Pledgor”) and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as agent for itself and as agent for the other Lenders described below (PNC, together with its successors and assigns in such capacity, “Pledgee”).

1. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as collateral security for and to secure the prompt payment and performance in full of the Obligations (as defined in the Credit Agreement, described below) of Borrowers described below, Pledgor hereby grants to Pledgee for the ratable benefit of  Pledgee and each other lender (collectively, the “Lenders”) named in that certain Revolving Credit and Security Agreement, dated as of May 29, 2012 by and among Pledgor, ENGLOBAL U.S., INC., a corporation organized under the laws of the State of Texas (“ENGlobal US”), ENGLOBAL INTERNATIONAL, INC., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), ENGLOBAL GOVERNMENT SERVICES, INC., a corporation organized under the laws of the State of Texas (“ENGlobal Government”; and together with Pledgor, ENGlobal US and ENGlobal International, individually, each a “Borrower” and collectively, jointly and severally, “Borrowers”), the Lenders and Pledgee, in its capacity as a Lender and Agent (as amended, amended and restated, supplemented, extended, joined and/or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not defined herein are used as defined in the Credit Agreement), a continuing security interest in (A)(i) all of the capital stock, securities, membership interests, partnership interests, limited liability company interests or other equity interests (collectively, the “Equity Interests”) of each Subsidiary of Pledgor organized under the laws of the United States of America (each, a “Domestic Subsidiary”) now or hereafter owned by Pledgor, and (ii) 65% (or such greater percentage that, due to a change in Applicable Law after the date hereof, (a) could not reasonably be expected to cause the undistributed earnings of the Equity Interests of Pledgor and each Subsidiary of Pledgor organized under the laws of any country other than the United States of America (each, a “Foreign Subsidiary” and together with any Domestic Subsidiary, the “Pledged Subsidiaries”) as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s U.S. parent and (b) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary now or hereafter owned by Pledgor or any Domestic Subsidiary (or if Pledgor or any Domestic Subsidiary owns less than 65% of the Equity Interests of such Foreign Subsidiary, then all of the Equity Interests of such Foreign Subsidiary now or hereafter owned by such Pledgor or such Domestic Subsidiary) (including, without limitation, all Equity Interests identified on Schedule I attached hereto) and any other Equity Interests issued in connection with the initial pledged shares set forth on Part A of Schedule I attached hereto), whether now or hereafter issued by the Pledged Subsidiaries (any and all such Equity Interests in any Pledged Subsidiary, collectively, the “Pledged Equity” and together with all proceeds, products and increases thereof and substitutions and replacements therefor, collectively, the “Collateral”) and (B) the promissory notes and instruments listed on Part B of Schedule I hereto (together with any and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the same, and all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the same, collectively, the “Pledged Indebtedness”) (the Pledged Equity and Pledged Indebtedness, together with all proceeds, products and increases thereof and substitutions and replacements therefor, collectively, the “Collateral”) (each Domestic Entity and each Foreign Entity, together with any issuer of Pledged Indebtedness, collectively, the “Pledged Entities”).

2. Pledgor represents and warrants that (i) Pledgor is the legal and beneficial owner of the Collateral, free and clear of all liens and encumbrances (other than Permitted Encumbrances); (ii) there are no restrictions upon the transfer of any of the Collateral, other than as may appear and may be referenced on the face of any certificates or other than arising under Applicable Laws; (iii) Pledgor owns the percentage of the issued and outstanding Equity Interests as set forth on Schedule I attached hereto; (iv) there are no existing obligations to issue Equity Interests or securities convertible into Equity Interests of the Pledged Entities and, except as provided in the Credit Agreement, in no event will Pledgor permit any such Equity Interests to be issued to a Person other than Pledgor prior to the indefeasible payment in full in cash or other readily available funds of the Obligations and the termination of the Credit Agreement and the termination, expiration or cash collateralization of all outstanding Letters of Credit; (v) upon the filing of a financing statement naming Pledgor as debtor and Pledgee as secured party, filed in the jurisdiction of organization of Pledgor, and covering the Collateral, the Liens granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Equity Interests of a Pledged Entity for which no certificates, instruments or other writings representing such Equity Interests exist; (vi) except as provided in the Credit Agreement, there are no existing securities or obligations of the Pledged Entities the amount of which obligation is based, in whole or in part, on the value of the Pledged Entities’ Equity Interests or any increase thereof, nor will Pledgor permit any such securities or obligations to exist prior to the indefeasible payment in full in cash or other readily available funds of the Obligations and the termination of the Credit Agreement and the termination, expiration or cash collateralization of all outstanding Letters of Credit; (vii) the Pledged Indebtedness has been duly authorized, authenticated and issued and delivered by, and is the legal, valid and binding obligation of the maker thereof, and no such maker is in default thereunder and (viii) except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture, except as permitted in the Credit Agreement.  Pledgor also represents and warrants that (i) no Pledged Entity has made any calls for capital which have not been fully paid by Pledgor or any other member, partner, shareholder or other equity holder, as applicable, of such Pledged Entity, (ii) neither Pledgor nor any Pledged Entity are in default under any Organizational Document of any Pledged Entity, as applicable, and (iii) neither the making of this Agreement, nor the exercise of any rights or remedies of Pledgee hereunder will cause a default under any Organizational Document of any Pledged Entity, as applicable.

3. In furtherance of Pledgee’s security interest in the Collateral, Pledgor agrees to deliver to Pledgee, on or before the date of this Agreement, any and all certificates representing the Collateral identified on Schedule I attached hereto, together with transfer powers duly executed in blank by Pledgor and all promissory notes, instruments and other documents evidencing the Pledged Indebtedness, endorsed by Pledgor, where applicable.

4. Pledgor irrevocably authorizes Pledgee at any time and from time to time in the reasonable discretion of the Pledgee and appoints the Pledgee as its attorney-in-fact (i) to execute on behalf of Pledgor as debtor and to file financing statements necessary or desirable in the Pledgee’s sole discretion to perfect and to maintain the perfection and priority of the Pledgee’s security interest in the Collateral, (ii) upon the occurrence and continuation of an Event of Default, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement in such offices as Pledgee in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Pledgee’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral or with securities intermediaries holding Collateral as may be necessary or advisable to give Pledgee control over such Collateral, (v) to apply the proceeds of any Collateral received by Pledgee to the Obligations as provided in the Credit Agreement, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral unless the same are being Properly Contested and (vii) to do all other acts and things necessary to carry out this Agreement; and Pledgor agrees to reimburse Pledgee on demand for any payment made or any expense incurred by Pledgee in connection with any of the foregoing; provided that, this authorization shall not relieve Pledgor of any of its obligations under this Agreement or under the Credit Agreement or any Other Document. All acts of said attorney or designee are hereby ratified and approved. The powers conferred on Pledgee, for the benefit of the Pledgee and Lenders, under this Paragraph 4 are solely to protect Pledgee’s interests in the Collateral and shall not impose any duty upon Pledgee or any Lender to exercise any such powers.

5. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS PLEDGEE AS ITS PROXY AND ATTORNEY IN FACT (AS SET FORTH IN PARAGRAPH 4 ABOVE) WITH RESPECT TO ITS COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY SUCH COLLATERAL, THE APPOINTMENT OF PLEDGEE AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AND DURING THE

CONTINUANCE OF A DEFAULT OR AN EVENT OF DEFAULT.  Notwithstanding anything to the contrary in Paragraph 4 above, if no Event of Default has occurred and is continuing hereunder, Pledgor shall have the right, where applicable, to vote and give consents with respect to the Collateral for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement and the Other Documents, and Pledgee shall, if necessary, execute due and timely proxies in favor of Pledgor for this purpose.

6. Upon the occurrence and during the continuance of any Default or Event of Default, Pledgee may exercise all of the rights and privileges in connection with the Collateral to which a transferee may be entitled as the record holder thereof, together with the rights and privileges otherwise granted hereunder, and Pledgor shall execute and deliver to Pledgee such additional documents as Pledgee shall request to evidence, and in furtherance of, the foregoing.  Pledgee shall be under no obligation to exercise any of such rights or privileges.

7. Except as otherwise provided in the Credit Agreement, with the consent of Pledgee, Pledgor shall substitute or exchange other securities, promissory notes or instruments in place of those herein mentioned, all of the rights and privileges of Pledgee and all of the obligations of Pledgor with respect to the securities, promissory notes or instruments originally pledged or held as Collateral hereunder shall be forthwith applicable to such substituted or exchanged securities, promissory notes or instruments.

8. Upon the occurrence and during the continuance of any Event of Default, Pledgee shall be authorized to collect all dividends, distributions, interest payments and other amounts (including amounts received or receivable upon redemption or repurchase) that may be, or become, due on any of the Collateral.  If Pledgor receives any such dividends, distributions, payments or amounts after the occurrence of an Event of Default, it shall immediately endorse and deliver the same to Pledgee in the form received.  All such amounts which Pledgee receives and retains in accordance with the terms of this Paragraph 8 shall be applied to reduce the principal amount outstanding on the Obligations.  Pledgee is, furthermore, authorized to give receipts in the name of Pledgor for any amounts so received.  Pledgee shall be under no obligation to collect any such dividends, distributions, interest payments and other amounts.

9. Except as otherwise provided in the Credit Agreement, in the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights or options shall be immediately assigned, if necessary, by Pledgor to Pledgee.  If any such warrants, rights or options are exercised by Pledgor, all new securities so acquired by Pledgor shall be immediately assigned to Pledgee, shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

10. Except as otherwise provided in the Credit Agreement, in the event that, during the term of this Agreement, any share, dividend, distribution, reclassification, readjustment, new issuance or other change to any part of the Collateral is declared or made in the capital structure of any of the Pledged Entities, all new, substituted and additional shares, or other securities, issued by reason of any such change shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

11. Pledgor shall, upon obtaining ownership of any additional Equity Interests, promissory notes or instruments of a Pledged Entity or Equity Interests, promissory notes or instruments otherwise required to be pledged to Pledgee pursuant to the Credit Agreement or any of the Other Documents, which Equity Interests, notes or instruments are not already Collateral, promptly (and in any event within five (5) Business Days following the date on which Pledgor obtains such ownership) deliver to Pledgee a Pledge Amendment duly executed by Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Equity Interests, notes or instruments, pursuant to which Pledgor shall pledge to Pledgee all of such additional Equity Interests, notes and instruments.  Pledgor hereby authorizes Pledgee to attach each Pledge Amendment to this Agreement and agree that all Pledged Subsidiary and Pledged Indebtedness listed on any Pledge Amendment delivered to Pledgee shall for all purposes hereunder be considered Collateral.

12. Pledgor authorizes Pledgee, without notice or demand, and without affecting the liability of Pledgor hereunder, from time to time to:

(A) hold security in addition to and other than the Collateral for the payment of the Obligations or any part thereof, and exchange, enforce, waive and release any Collateral or any part thereof, or any other such security, or part thereof;

(B) release any of the endorsers or guarantors of the Obligations secured hereunder or any part thereof, or any other person whomsoever liable for or on account of such Obligations;

(C) subject to the terms of the Credit Agreement, on the transfer of all or any part of the Obligations secured hereunder in accordance with the Credit Agreement, Pledgee may assign all or any part of Pledgee’s security interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to the Collateral so transferred, provided that, in no event shall Pledgee be liable for any act or omission or negligent act or negligent omission with respect to the Collateral, other than acts or omissions constituting gross negligence, willful misconduct or tortuous breach of contract.  The transferee of the Collateral shall be vested with the rights, powers and remedies of Pledgee hereunder, and with respect to any Collateral not so transferred, Pledgee shall retain all rights, powers and remedies hereby given; and

(D) Pledgor hereby waives any right to require Pledgee to proceed against Pledgor, the other Borrowers, the Guarantors, the Pledged Entities or any other person whomsoever, to proceed against or exhaust any collateral or any other security held by Pledgee, or to pursue any other remedy available to Pledgee.  Pledgor further waives any defense arising by reason of any liability or other defense of Pledgor or of any other person (other than payment and performance in full of the Obligations).  Pledgor shall have no right to require Pledgee to marshal collateral.

13. It shall not be necessary for Pledgee to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor, and any obligations made or created in reliance on the professed exercise of such powers shall be secured hereunder.

14. To the extent permitted by Applicable Law and in the Credit Agreement, Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with the Obligations.

15. The occurrence of an “Event of Default” under the Credit Agreement shall, at the option of Pledgee, constitute an “Event of Default” under this Agreement.

16. Upon the occurrence and during the continuance of any Event of Default, the Obligations shall, at the option of Agent, become immediately due and payable, and Pledgee shall have all the rights and remedies provided in the Uniform Commercial Code in effect in the State of Texas on the date of this Agreement and, the Pledgee may, upon ten (10) days’ prior written notice to Pledgor sent to the persons identified in and in the same manner as provided in the Credit Agreement, without liability for any diminution in value or price which may have occurred, sell all or any part of the Collateral in such manner and for such price as Pledgee may determine.  Pledgor recognizes that Pledgee may be unable to effect a public sale of any or all the Collateral and may be compelled to resort to one or more private sales thereof.  Pledgor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Pledgee shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit Pledgor or the issuer of the Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Pledgor and the issuer would agree to do so.  At any public sale, Pledgee shall be free to purchase all or any part of the Collateral.  Pledgee shall receive the proceeds of any such sale or sales, and, after deducting therefrom any and all reasonable costs and expenses incurred in connection with the sale thereof, apply the net proceeds toward the payment of the Obligations secured hereunder in the manner set forth in the Credit Agreement, including interest, reasonable attorneys’ fees and all other costs, fees and expenses incurred by Pledgee hereunder and under any other agreement between Pledgor and Pledgee.  If such proceeds be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and paid over to Pledgor, provided Pledgor is not then indebted to Pledgee otherwise under this Agreement or any Other Documents.

17. Upon the (a) indefeasible repayment in full in cash of the Obligations (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made), (b) the termination of the Credit Agreement and (c) all Letters of Credit issued under the Credit Agreement have expired, terminated or been fully collateralized in cash in an amount and manner satisfactory to Agent, Pledgee will, at Pledgor’s expense, deliver all of the Collateral to Pledgor along with all instruments of assignment executed in connection therewith, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence Pledgee’s release of Pledgee’s security interest hereunder.

18. Pledgor covenants and agrees that it shall not permit any Pledged Entity to amend or otherwise modify any of its organizational documents, except as expressly permitted under the Credit Agreement, and without limiting the foregoing, Pledgor shall not permit any Pledged

Entity whose ownership interests are not certificated as of the date hereof to opt into Article 8 of the applicable Uniform Commercial Code for purposes of classifying the membership interests, partnership interests or other equity interests in any such entity as “securities” thereunder and shall not permit any such entity to certificate such interests, unless Pledgor provides prior fifteen (15) days’ written notification to Pledgee of such election and promptly deliver any such certificates to Pledgee with the appropriate transfer power executed in blank (the failure to deliver such certificates and transfer power within one (1) Business Day of the date of the creation of such certificate (time being of the essence) shall result in an immediate Event of Default under the Other Documents without the necessity of notice or the expiration of any cure period with respect thereto notwithstanding anything in the Credit Agreement or the Other Documents to the contrary).

19. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

20. Subject to Paragraph 19 hereof, this Agreement shall terminate upon (a) the indefeasible payment in full, in cash, of all Obligations (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made) of each Borrower under the Credit Agreement, (b) the termination of the Credit Agreement and (c) all Letters of Credit issued under the Credit Agreement have expired, terminated or been fully collateralized in cash in an amount and manner satisfactory to Agent.

21. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, faxed to the fax numbers provided herein, or sent by United States certified or registered mail, return receipt requested, addressed to Pledgor or Pledgee at their respective addresses stated below or at such other address as either party hereafter notices the other party as herein provided.  Notices shall be effective at the times and in the manner set forth in Section 16.6 of the Credit Agreement.

Pledgor’s Address for Notices:

If to Pledgor:	ENGlobal Emerging Markets, Inc.
654 N. Sam Houston Parkway – Suite 400
Houston, Texas 77060
	Attention:	Tami Walker
	Telephone:	(281) 878-1000
	Facsimile:	(281) 754-4859

with copy to:

Porter Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
	Attention:	Ephraim del Pozo
	Telephone:	(713) 226-6660
	Facsimile:	(713) 226-6260

Pledgee’s Address for Notices:

If to Pledgee:	PNC Bank, National Association
2100 Ross Avenue, Suite 1850
Dallas, TX 75201
Attention: Relationship Manager (ENGlobal)
Telephone: (214) 871-1261
Facsimile: (214) 871-2015

with a copy to:
PNC Bank, National Association
Two Tower Center Blvd.
East Brunswick, New Jersey 08816
Attention: Josephine Griffin
Telephone: (732) 220-4388
Facsimile: (732) 220-4394

and to:

PNC Bank, National Association
PNC Agency Services
PNC Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, Pennsylvania 15219
Attention: Lisa Pierce
Telephone: (412) 762-6442
Facsimile: (412) 762-8672

and to:

Patton Boggs LLP
2000 McKinney, Suite 1700
Dallas, Texas 75201
Attention: Michelle W. Suarez
Telephone: (214) 758-1500
Facsimile: (214) 758-1550

22. GOVERNING LAW; ADDITIONAL WAIVERS.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OR OTHER RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF TEXAS.  ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST PLEDGOR WITH RESPECT TO ANY OF THE LIABILITIES, THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR ANY STATE COURT IN DALLAS COUNTY, TEXAS, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.  PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.  PLEDGOR WAIVES THE RIGHT TO REMOVE ANY JUDICIAL PROCEEDING BROUGHT AGAINST PLEDGOR IN ANY STATE COURT TO ANY FEDERAL COURT.  ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS.

Nothing herein shall affect or impair Pledgee’s right to serve legal process in any manner permitted by law or Pledgee’s right to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction.  Wherever possible each provision of this Agreement shall be interpreted as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

PLEDGOR ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE OTHER DOCUMENTS.  PLEDGOR FURTHER ACKNOWLEDGES THAT BY EXECUTING THIS AGREEMENT, IT IS WAIVING CERTAIN RIGHTS AS OTHERWISE SET FORTH HEREIN TO WHICH PLEDGOR MAY OTHERWISE BE ENTITLED BY LAW.

23. ENTIRE UNDERSTANDING. THIS AGREEMENT CONTAINS THE ENTIRE UNDERSTANDING BETWEEN PLEDGOR AND PLEDGEE AND MAY NOT

BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES HERETO.  ANY PROMISES, REPRESENTATIONS, WARRANTIES OR GUARANTEES NOT HEREIN CONTAINED AND HEREINAFTER MADE SHALL HAVE NO FORCE AND EFFECT UNLESS IN WRITING, SIGNED BY PLEDGOR AND PLEDGEE’S RESPECTIVE OFFICERS.  NEITHER THIS AGREEMENT NOR ANY PORTION OR PROVISIONS HEREOF MAY BE CHANGED, MODIFIED, AMENDED, WAIVED, SUPPLEMENTED, DISCHARGED, CANCELLED OR TERMINATED ORALLY OR BY ANY COURSE OF DEALING, OR IN ANY MANNER OTHER THAN BY AN AGREEMENT IN WRITING, SIGNED BY THE PARTY TO BE CHARGED.  PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL IN CONNECTION WITH THE EXECUTION OF THIS AGREEMENT AND THE OTHER DOCUMENTS AND IS NOT RELYING UPON ORAL REPRESENTATIONS OR STATEMENTS INCONSISTENT WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT.  PLEDGOR FURTHER ACKNOWLEDGES THAT BY EXECUTING THIS AGREEMENT, IT IS WAIVING CERTAIN RIGHTS AS OTHERWISE SET FORTH HEREIN TO WHICH PLEDGOR MAY OTHERWISE BE ENTITLED AT LAW.

24. Severability; Captions; Counterparts; Facsimile Signature. If any provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.  The captions in this Agreement are intended for convenience and reference only and shall not affect the meaning or interpretation of this Agreement. This Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts.  Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

25. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

26. Amendments. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Pledgee, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

27. Survival. It is the express intention and agreement of the parties hereto that all covenants, representations, warranties, waivers, and indemnities made by the Pledgor herein shall survive the execution, delivery, and termination of this Agreement until (a) all Obligations (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made) are performed in full and indefeasibly paid in full in cash, (b) the Lenders’ commitments to make loans and to extend other financial accommodations have terminated, (c) the Credit Agreement and Other Documents are terminated and (d) all Letters of Credit issued under the Credit Agreement have expired, terminated or been fully collateralized in cash in an amount and manner satisfactory to Agent.

[Remainder of Page Intentionally Blank – Signature Page Follows.]

IN WITNESS WHEREOF, Pledgor and Pledgee have executed this Agreement as of the date first above written.

PLEDGOR:

ENGLOBAL CORPORATION

By:	/s/ Edward L. Pagano
Name:	Edward L. Pagano
Title:	President and Chief Executive Officer

[Signature Page to Pledge Agreement – Holdings]

PLEDGEE:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Ron Eckhoff
Name:	Ron Eckhoff
Title:	Vice President

[Signature Page to Pledge Agreement – Holdings]

ACKNOWLEDGEMENT

The undersigned hereby acknowledges receipt of the foregoing Pledge Agreement (the “Pledge Agreement”) dated as of May 29, 2012, executed by ENGLOBAL CORPORATION, a corporation organized under the laws of the State of Nevada (“Pledgor”) to and for the benefit of PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Agent for the Lenders (together with its successors and assigns in such capacity, “Agent”) and agrees to make, or cause to be made, all payments, income and dividends (whether in cash, membership interests or other property), liquidating dividends, warrants, options, membership interest rights, subscription rights, securities of the undersigned and any other distributions of any other property which the Pledgor is now or may hereafter be entitled to receive on account of the Collateral (as defined in the Pledge Agreement) directly to Agent when required by Agent in accordance with the foregoing Pledge Agreement and subject to the terms of the Credit Agreement.

The undersigned further agrees that notwithstanding anything to the contrary contained in any of its Organizational Documents (as defined in the Credit Agreement), Agent shall have the right to exercise all voting rights in the stock by reason of a foreclosure of such pledge or any other enforcement of Agent’s rights in accordance with the foregoing Pledge Agreement subject to the terms of the Credit Agreement. The undersigned further waives any other provisions of its Organizational Documents that conflicts with the execution, delivery and performance by the Pledgor of the Pledge Agreement.  The undersigned agrees to comply from time to time with any reasonable request made by the Pledgor in accordance with the requirements of the Pledge Agreement.  In addition to the foregoing, the undersigned agrees that if at any time it shall receive instructions originated by Agent relating to the Pledged Equity, the undersigned shall comply with such instructions without further consent by Pledgee or any other Person.

Dated this 29th day of May, 2012.

ACKNOWLEDGED AND AGREED:

ENGLOBAL U.S., INC.

By:	/s/ Edward L. Pagano
Name:	Edward L. Pagano
Title:	President and Chief Executive Officer

ENGLOBAL INTERNATIONAL, INC.

By:	/s/ Edward L. Pagano
Name:	Edward L. Pagano
Title:	President and Chief Executive Officer

ENGLOBAL GOVERNMENT SERVICES, INC.

By:	/s/ Edward L. Pagano
Name:	Edward L. Pagano
Title:	President and Chief Executive Officer

[Signature Page to Pledge Agreement – Holdings (Acknowledgment)]

SCHEDULE I

PART A
PLEDGED SUBSIDIARY

Pledgor	Pledged Subsidiary	Certificate No.	Percentage of Equity Interests	Physical Holder of Certificate

ENGlobal Corporation	ENGLobal U.S., Inc.	N/A	100%	N/A
ENGlobal Corporation	ENGlobal Government Services, Inc.	N/A	100%	N/A
ENGlobal Corporation	ENGlobal International, Inc.	N/A	100%	N/A

PART B
PLEDGED INDEBTEDNESS

Promissory Note effective July 8, 2011 in the amount of $514,277.96, at a rate of 6% interest, payable in three installments to ENGlobal U.S., Inc. by Aspen Power, LLC and Aspen Pipeline, LP for unpaid balances owed to ENGlobal for services rendered under the Consulting Services Agreement dated October 10, 2007.

SCHEDULE II

PLEDGE AMENDMENT

This Pledge Amendment, dated ______________ ______, ___________ is delivered pursuant to Paragraph 11 of the Pledge Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement.  The undersigned hereby certifies that the representations and warranties in the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and Equity Interests pledged prior to this Pledge Amendment and as to the promissory notes, instruments and Equity Interests pledged pursuant to this Pledge Amendment.  The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of May 29, 2012, among the undersigned, as Pledgor, PNC Bank, National Association, as Pledgee, and the other parties thereto (the “Pledge Agreement”), and that the Pledged Subsidiary and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to in said Pledge Agreement.  The undersigned acknowledges that any promissory notes, instruments or Equity Interests not included in the Collateral at the discretion of Pledgee may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

By:
Name:
Title:

Pledgor	Pledged Subsidiary	Certificate No.	Percentage of Equity Interests	Physical Holder of Certificate

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date